Exhibit 99.1

Press Release www.shire.com

Director/PDMR Shareholding

February 24, 2017 – Shire plc (LSE: SHP, NASDAQ: SHPG)

Notification of transactions by person discharging managerial responsibilities and person closely associated with them

1.	Details of the person discharging managerial responsibilities (“PDMR”) / person closely associated them (“PCA”)
a)	Name	Albert Stroucken / Gerda Stroucken
2.	Reason for the notification
a)	Position / status	Non-Executive Director (PDMR) / PCA of Albert Stroucken
b)	Initial notification / amendment	Initial notification
3.	Details of the issuer, emission allowance participant, auction platform, auctioneer or auction monitor
a)	Name	Shire plc
b)	LEI	54930005LQRLI2UXRQ59
4.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc American Depositary Shares (“ADSs”)
	Identification code	ISIN: US82481R1068
b)	Nature of the transaction	Joint acquisition of ADSs by PDMR and PCA
c)	Price(s) and volume(s)	Price(s)	Volume(s)
See appendix below
d)	Aggregated information - Aggregated volume - Price	Weighted average price	Volume
		$180.96	14,000
e)	Date of the transaction	February 22, 2017
f)	Place of the transaction	ARCX, BATS, BYXX, MSCO, NQBX, NQPX, NSDQ, XEDG

Registered in Jersey, No. 99854, 22 Grenville Street, St Helier, Jersey JE4 8PX

Appendix

Place of the transaction	Price(s)	Volume(s)
ARCX	$181.13	100
ARCX	$180.93	47
ARCX	$180.93	53
ARCX	$180.91	100
ARCX	$181.19	100
ARCX	$181.17	100
ARCX	$181.47	100
ARCX	$181.37	100
ARCX	$181.63	50
ARCX	$181.45	100
ARCX	$181.51	100
ARCX	$181.51	100
ARCX	$180.90	100
ARCX	$180.98	100
ARCX	$180.77	100
ARCX	$180.57	100
ARCX	$180.81	100
ARCX	$180.83	100
ARCX	$180.83	100
BATS	$181.46	100
BATS	$180.98	30
BATS	$180.98	70
BATS	$180.98	100
BATS	$180.85	100
BATS	$180.83	100
BYXX	$181.33	100
BYXX	$181.32	100
BYXX	$181.44	12
BYXX	$181.44	14
BYXX	$180.85	100
MSCO	$181.30	100
MSCO	$181.95	100
MSCO	$181.19	100
MSCO	$180.89	300
MSCO	$180.70	100
MSCO	$180.75	100
MSCO	$180.57	100
MSCO	$180.47	100
MSCO	$180.45	200
MSCO	$180.63	100
MSCO	$180.61	100
MSCO	$180.52	100
MSCO	$180.57	100
MSCO	$180.50	100

MSCO	$180.63	200
MSCO	$180.82	100
MSCO	$180.91	200
MSCO	$180.91	200
MSCO	$180.98	100
MSCO	$180.91	400
MSCO	$180.84	100
MSCO	$180.88	100
MSCO	$180.80	200
MSCO	$180.84	100
MSCO	$180.84	200
MSCO	$180.69	200
MSCO	$180.94	300
MSCO	$180.98	100
MSCO	$180.95	200
MSCO	$180.83	100
MSCO	$180.82	200
MSCO	$181.04	3
NQBX	$180.79	100
NQBX	$180.96	100
NQPX	$181.01	100
NSDQ	$181.02	100
NSDQ	$181.13	100
NSDQ	$180.51	100
NSDQ	$180.26	26
NSDQ	$180.26	74
NSDQ	$180.33	100
NSDQ	$180.41	100
NSDQ	$181.20	100
NSDQ	$181.21	100
NSDQ	$180.90	100
NSDQ	$181.03	100
NSDQ	$181.26	100
NSDQ	$181.31	100
NSDQ	$181.31	100
NSDQ	$181.84	100
NSDQ	$181.67	100
NSDQ	$181.65	100
NSDQ	$181.40	100
NSDQ	$181.53	15
NSDQ	$181.53	85
NSDQ	$181.52	33
NSDQ	$181.52	67
NSDQ	$181.38	56
NSDQ	$181.38	44
NSDQ	$181.55	100
NSDQ	$181.43	100

NSDQ	$181.39	15
NSDQ	$181.39	85
NSDQ	$181.37	100
NSDQ	$181.41	100
NSDQ	$181.43	100
NSDQ	$181.29	100
NSDQ	$180.83	100
NSDQ	$180.82	1
NSDQ	$180.82	99
NSDQ	$180.98	100
NSDQ	$181.07	100
NSDQ	$180.76	100
NSDQ	$180.76	8
NSDQ	$180.76	92
NSDQ	$181.02	100
NSDQ	$180.62	100
NSDQ	$180.38	100
NSDQ	$180.29	100
NSDQ	$180.65	100
NSDQ	$180.69	39
NSDQ	$180.69	61
NSDQ	$181.00	30
NSDQ	$181.02	70
NSDQ	$180.85	100
NSDQ	$180.67	100
NSDQ	$180.94	8
NSDQ	$180.94	92
NSDQ	$180.83	100
NSDQ	$180.84	100
NSDQ	$180.83	80
NSDQ	$180.83	100
NSDQ	$180.83	100
NSDQ	$180.83	100
NSDQ	$180.83	20
NSDQ	$180.83	100
NSDQ	$180.82	100
NSDQ	$181.01	77
NSDQ	$181.01	77
NSDQ	$181.01	23
NSDQ	$181.01	16
NSDQ	$181.01	7
NSDQ	$181.01	93
NSDQ	$181.01	7
XEDG	$180.61	100
XEDG	$181.27	5
XEDG	$181.27	95
XEDG	$181.08	2

XEDG	$181.08	98
XEDG	$180.86	57
XEDG	$180.86	43
XEDG	$180.95	100
XEDG	$181.17	100
XEDG	$181.12	100
XEDG	$180.92	100
XEDG	$180.77	21
XEDG	$180.87	100
XEDG	$180.83	100

Place of the transaction	Weighted average price	Aggregated volume
ARCX	$181.09	1,750
BATS	$181.02	500
BYXX	$181.19	326
MSCO	$180.83	4,703
NQBX	$180.88	200
NQPX	$181.01	100
NSDQ	$181.01	5,400
XEDG	$180.96	1,021
Total	$180.96	14,000

Oliver Strawbridge

Senior Assistant Company Secretary

For further information please contact:

Investor Relations
Ian Karp	ikarp@shire.com	+1 781 482 9018
Robert Coates	rcoates@shire.com	+44 1256 894874
Media
Lisa Adler	lisa.adler@shire.com	+1 617 588 8607
Debbi Ford	debbi.ford@shire.com	+1 617 949 9083

NOTES TO EDITORS

About Shire

Shire is the leading global biotechnology company focused on serving people with rare diseases. We strive to develop best-in-class products, many of which are available in more than 100 countries, across core therapeutic areas including Hematology, Immunology, Neuroscience, Ophthalmics, Lysosomal Storage Disorders, Gastrointestinal / Internal Medicine / Endocrine and Hereditary Angioedema; and a growing franchise in Oncology.

Our employees come to work every day with a shared mission: to develop and deliver breakthrough therapies for the hundreds of millions of people in the world affected by rare diseases and other high-need conditions, and who lack effective therapies to live their lives to the fullest.

www.shire.com